                                                                    Exhibit 23.3


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in the following Registration Statements of United HealthCare Corporation of our report dated March 17, 1995 (except for note 10 as to which the date is October 2, 1995), with respect to the combined financial statements of the Metropolitan Life Insurance Company Health Care Benefit Business as of December 31, 1994 and for the years ended December 31, 1994 and 1993 included in the Current Report on Form 8-K/A of United HealthCare Corporation, dated December 18, 1995:

Number                Document
------                --------

2-95342          Registration Statement on Forms S-3 and S-8 for the 1983 Plan

33-3558 Registration Statement on Forms S-3 and S-8 for the 1983, 1985 Restricted Stock Plan and 1984 SDC Plans

33-22310 Registration Statement on Form S-8 for 1987 Supplemental Stock Option Plan

33-27208         Registration Statement on Form S-8 for 1988 Stock Option Plan

33-36579 Registration Statement on Form S-8, dated August 27, 1990, for 1990 Stock and Incentive Plan

33-50282 Registration Statement on Form S-8, dated July 31, 1992, for 1991 Stock and Incentive Plan

33-67918 Registration Statement on Form S-8, dated August 25, 1993, for Amended and Restated 1991 Stock and Incentive Plan

33-68300 Registration Statement on Form S-8, dated August 31, 1993, for HMO America, Inc. Amended and Restated 1984 Stock Option Plan

33-75846 Registration Statement on Form S-8, dated February 25, 1994, for Amended and Restated 1991 Stock Incentive Plan

33-79632 Registration Statement on Form S-8 for Amended and Restated Complete Health Services, Inc. 1992 Executive Stock Incentive Plan

33-79638 Registration Statement on Form S-8 for Ramsay-HMO, Inc. 1991 Stock Option Plan

33-79636 Registration Statement on Form S-8 for Ramsay-HMO,Inc. 1992 Stock Option Plan

33-79634 Registration Statement on Form S-8 for Ramsay-HMO, Inc. 1993 Stock Option Plan

33-59083 Registration Statement on Form S-8 for Amended and Restated 1991 Stock and Incentive Plan

33-59623 Registration Statement on Form S-8 for Nonemployee Director Stock Option Plan

33-63885         Registration Statement on Form S-8 for MetraHealth Employee
                 Savings Plan


DELOITTE & TOUCHE LLP

New York, New York

December 18, 1995